[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.34

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Agreement”) is made and entered into as of June 20, 2019 (the “Effective Date”), by and among OPPORTUNITY FUNDING SPE V, LLC, a Delaware limited liability company (“Borrower”), OPPORTUNITY FINANCIAL, LLC, a Delaware limited liability company (“Company”), OPPWIN, LLC, a Delaware limited liability company (“OppWin”, and together with Borrower and Company, collectively the “Credit Parties”, and each individually, a “Credit Party”), the lenders, from time to time party to the Loan Agreement (individually, a “Lender” and, collectively, the “Lenders”), and MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.     The Credit Parties, Lenders and Administrative Agent are parties to that certain Revolving Credit Agreement dated April 15, 2019, as amended to date (as may be further amended, restated or otherwise modified from time to time, the “Loan Agreement”);

B.     Credit Parties, Lenders and Administrative Agent desire to, pursuant to Section 9.5 of the Loan Agreement, amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below; and

C.    The Administrative Agent and the Lenders are willing to amend the Loan Agreement subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

1.    Definitions. Capitalized terms that are used in this Agreement but are not defined herein shall have the meanings set forth in the Loan Agreement, unless otherwise stated.

2.    Amendments to Loan Agreement. Effective as of the date of this Agreement, the Loan Agreement is hereby amended as follows:

a.    Section 1.01 of the Loan Agreement is hereby amended by adding the following definitions in proper alphabetical order:

““Similarly Situated Bank Partner” means any financial institution or other company reasonably similar to any Bank Partner Originator.”

““Similarly Situated Company” means any financial institution or other company reasonably similar to the Company.”

b.    Section 2.7 of the Loan Agreement is hereby amended by amending and restating clause (a) of such section in its entirety as follows:

“(a)    The Borrower shall be prohibited from making any prepayments, in-whole or in-part, during the Lock-Out Period. Notwithstanding the foregoing, if the Facility is prepaid, in whole or in-part, by the Borrower or its Affiliates during the Lock-Out Period, the Borrower shall pay the Lock-Out Make-Whole Payment to the Lenders, on the date of such termination provided, however, that if (i) the Administrative Agent establishes one or more Reserves, (ii) a Lender makes a demand for increased costs in accordance with Section 2.13 hereof or (iii) the Administrative Agent declares an Event of Default as a result of the occurrence of a Regulatory Trigger Event, the Borrower may prepay the Loans in-full during the Lock- Out Period, upon five (5) Business Days’ prior written notice to the Lenders and the Administrative Agent, by paying the entire amount of Obligations outstanding at such time (but not, for the avoidance of doubt, the Lock-Out Make Whole Payment); provided, further, that upon the occurrence of a Change of Control with respect to the Company during the first twelve (12) months of the Lock-Out Period, the Borrower may prepay the Loans in-full, but not in-part, upon five (5) Business Days’ prior written notice to the Lenders and the Administrative Agent, by paying the sum of (a) the entire amount of the Obligations outstanding at such time, plus (b) a reduced Lock-Out Make-Whole Payment equal to the product of (x) the projected average daily outstanding principal amount of the Loans from the date of prepayment until the twelve (12) month anniversary of the Closing Date (as determined by Administrative Agent in consultation with the Company and utilizing commercially reasonable assumptions) multiplied by (y) the Interest Rate in effect at the time of such prepayment, multiplied by (z) a fraction, the numerator of which is the actual number of days between the date of prepayment and the twelve (12) month anniversary of the Closing Date and the denominator of which is 360, plus (c) an amount equal to the product of (x) 3.00% and (y) the Maximum Committed Amount.”

c.    Appendix C of the Loan Agreement is hereby amended by adding the following items 42 and 43 immediately following item 41 of such Appendix:

“42.     With respect to any Receivable originated to an Obligor in [***], as of the date any such Receivable is pledged as Collateral with respect to a Loan, none of the Company, Borrower, any of their Affiliates and/or any Bank Partner Originator or any Similarly Situated Company or Similarly Situated Bank Partner are the subject of a formal and “for-cause” inquiry or investigation in the State of [***] directly relating to, (a) with respect to the Company, any of its Affiliates and/or any Bank Partner Originator, the validity of the structure of the transactions and relationships contemplated by the Bank Partner Program Agreements and/or the Receivables, or (b) with respect to any Similarly Situated Company and/or Similarly Situated Bank Partner, the validity of the structure of the transactions and relationships contemplated by its bank partner program agreements or similar commercial agreements or arrangements and/or the related receivables.

43.    With respect to any Receivable originated to an Obligor in [***], none of the Company, Borrower, any of their Affiliates and/or any Bank Partner Originator or any Similarly Situated Company or Similarly Situated Bank Partner are the subject of a formal and “for-cause” inquiry or investigation in the State of [***] directly relating to, (a) with respect to the Company, any of its Affiliates and/or any Bank Partner Originator, the validity of the structure of the transactions and relationships contemplated by the Bank Partner Program Agreements and/or the Receivables, or (b) with respect to any Similarly Situated Company and/or Similarly Situated Bank Partner, the validity of the structure of the transactions and relationships contemplated by its bank partner program agreements or similar commercial agreements or arrangements and/or the related receivables, in each case, if a stay, judgment, injunction, order or ruling against the same parties has been issued.”

d.    Appendix D of the Loan Agreement is hereby amended by amending and restating item 20 of such Appendix in its entirety as follows:

“20. The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in [***] with respect to which the related Bank Partner Retained Percentage is less than [***]% exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in [***].”

3.    Limitation of Amendments.

a.

The amendments set forth in Article 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Agreement does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Loan Agreement, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by Administrative Agent and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Loan Agreement, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any of its Affiliates or any right, privilege or remedy of Administrative Agent or any Lender under the Loan Agreement, any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by Administrative Agent to any prior, existing or future violations of the Loan Agreement, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Loan Agreement, any other Credit Document or any other related document.

b.

This Agreement shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Agreement, and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect.

4.    Conditions Precedent to Effectiveness of Agreement. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Administrative Agent:

a.	Administrative Agent shall have received this Agreement duly executed by the Credit Parties.

b.

After giving effect to the terms of this Agreement, the representations and warranties contained herein and in the Loan Agreement and the other Credit Documents shall be true and correct in all material respects (except for such representations and warranties already qualified by materiality which shall be true and correct in all respects) on and as of the Effective Date (except to the extent they expressly relate to an earlier time); and no Default or Event of Default shall have occurred and be continuing.

c.

Borrower shall have paid to Administrative Agent, on behalf of itself and Lenders, all reasonable and documented fees, costs and expenses due and owing to Administrative Agent, Lenders and any of their Affiliates as of the date hereof under the Loan Agreement. All fees, costs, expenses and other amounts payable hereunder shall be non-refundable and fully earned upon Administrative Agent’s receipt of such fees, costs, expenses or amounts.

5.     Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Credit Documents and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Agreement and the other Credit Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties and Administrative Agent agree that the Loan Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6.     Representations and Warranties with respect to Credit Documents. Each Credit Parties hereby represents and warrants to Administrative Agent that (a) the execution, delivery and performance of this Agreement and any and all other Credit Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Credit Party and will not violate the organizational documents of such Credit Party; and (b) such Credit Party is in compliance, in all material respects, with all covenants and agreements contained in the Loan Agreement and the other Credit Documents, as amended hereby.

7.    Survival of Representations and Warranties. All representations and warranties made by the Credit Parties in the Loan Agreement and in the certificates or other instruments delivered in connection with or pursuant to the Loan Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Loan Agreement is outstanding and unpaid and so long as the Revolving Commitments have not expired or terminated.

8.    Reference to Loan Agreement. Each of the Loan Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Credit Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

9.    Expenses of Administrative Agent. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation and negotiation of this Agreement in accordance with Section 9.2 of the Loan Agreement.

10.     Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.    Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the Administrative Agent, Lenders, the Credit Parties, and their respective successors and permitted assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of Administrative Agent.

12.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

13.    No Waiver. Other than as specifically set forth in Article 2, nothing contained in this Agreement shall be construed as an amendment or waiver by Administrative Agent or Lenders of any covenant or provision of the Loan Agreement, the Credit Documents, this Agreement, or of any other contract or instrument among the Credit Parties, Lenders and Administrative Agent, and the failure of Lenders and Administrative Agent at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of Administrative Agent to thereafter demand strict compliance therewith. Administrative Agent and Lenders hereby reserve all rights granted to each of them under the Loan Agreement, the Credit Documents, this Agreement and any other contract or instrument among the Credit Parties and any one or more of Administrative Agent and Lenders.

14.    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

15.    Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

16.     Final Agreement. THE LOAN AGREEMENT, AS AMENDED HEREBY, CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.

17.    Time. Time is of the essence of this Agreement.

[Page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first above-written.

CREDIT PARTIES:

OPPORTUNITY FUNDING SPE V, LLC,
as Borrower

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	CEO

OPPORTUNITY FINANCIAL, LLC,
as Originator, Servicer, a Seller and a Guarantor

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	CEO

OPPWIN, LLC,
as a Seller and a Guarantor

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	CEO

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT]

ADMINISTRATIVE AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By:	/s/ David P. Aidi
Name:	David P. Aidi
Title:	Authorized Signatory

LENDER:

ATALAYA ASSET INCOME FUND IV LP

By:	/s/ David P. Aidi
Name:	David P. Aidi
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT]